VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Our vessels and equipment, net consisted of the following:

	Successor (Consolidated)	Successor (Consolidated)
(in thousands of $)	June 30, 2023	December 31, 2022
Vessels(1) (2)	1,808,582	1,937,443
Office equipment and fittings	1,160	645
Less: Accumulated depreciation and amortization	(75,943)	(44,681)
Total vessels and equipment, net	1,733,799	1,893,407

(1)     Vessels includes the conversion and retrofitting cost of $10.0 million and capitalized drydocking cost of $15.0 million.

(2) As part of the asset acquisition of the eight LNGCs pursuant to the Vessel SPA, we revalued the vessels to fair value as of the respective acquisition dates. Fair value was determined in accordance with ASC 820, using a market approach, considering third party vessel valuations and comparable acquisition transactions.

Depreciation charge during the Successor Period for the six month periods ended June 30, 2023 and 2022 amounted to $37.5 million and $15.0 million, respectively. Depreciation charge during the Predecessor Period for the six month period ended June 30, 2022 amounted to $5.7 million.

Capitalized drydocking costs included within vessel cost as of June 30, 2023 will be depreciated until the next expected drydocking for each respective vessel.